United States

Securities and Exchange Commission

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 26, 2004

WACCAMAW BANKSHARES, INC.

(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

This document contains 4 pages, excluding exhibits

ITEM 5. OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file the announcement of Waccamaw Bankshares, Inc. Chairman of the Board to Retire in 2004

EXHIBIT INDEX

Exhibit 99 Waccamaw Bankshares, Inc. Chairman of the Board to Retire in 2004

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 26, 2004.

WACCAMAW BANKSHARES, INC.

Date: July 26, 2004	/s/ James G. Graham
	By:	James G. Graham
	Its:	President & CEO